SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                    AMENDMENT

               Current Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                 Date of earliest event reported: March 11, 1999


                          Stockgroup.com Holdings, Inc.




        Colorado                     0-23687                   84-1379282
(State of Incorporation)    (Commission File Number)    (IRS Identification No.)



     1000-789 W. Pender Street, Vancouver, British Columbia, Canada V6C 1H2
               (Address of principal executive offices)(Zip Code)


                                 (604) 331-0995
              (Registrant's telephone number, including area code)


             Former address: 1622 York Street, Denver, Colorado 80206
             Former name:    I-Tech Holdings Group, Inc.
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


     This 8-K/A filing amends an 8-K/A filed on March 24,1999. Item 5 has been added and Item 7 is hereby amended to incorporate the 3 year audited Financial Statements for 1998, 1997 and 1996; a Pro Forma Financial Statement for 1998; and information statements which translate these statements to U.S. Dollars.


Item 5. Other Events.

     Effective May 6, 1999 the name of the Company was changed from I-Tech Holdings Group, Inc. to Stockgroup.com Holdings, Inc. As a consequence of this name change, the common share capital of the Company has been assigned the following new identification numbers:

CUSIP number: 861273 10 0

ISIN Number: US8612731005



Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

     The audited financial statements of Stock Group for the periods ending December 31, 1998, 1997 and 1996 are filed by this amendment. These statements include:

     1. Independent Auditors' Report pertaining to audit of statements for 1998, 1997 and 1996

     2.   Balance Sheets - December 31, 1998, 1997 and 1996 (In Canadian
          Dollars)

     3. Statements of Income and Retained Earnings (Deficit) Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)

     4. Statements of Changes in Financial Position Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)

     5. Notes To Financial Statements Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)


(b)  Pro forma Financial Statements

     The Pro forma financial statements for the period ending December 31, 1998 are filed by this amendment. These statements include:

     1.   Compilation Report regarding Pro-Forma Consolidated Statements

     2. Pro-Forma Consolidated Balance Sheet - December 31, 1998 (In Canadian Dollars)

     3. Pro-Forma Consolidated Statement of Income and Retained Earnings (Deficit) Year Ended December 31, 1998 (In Canadian Dollars)

     4. Pro-Forma Consolidated Statement of Changes in Financial Position Year Ended December 31, 1998 (In Canadian Dollars)

     5. Notes To Consolidated Financial Statements Year Ended December 31, 1998 (In Canadian Dollars)

(c)  Information addendum

     The Financial Statements and Pro-Forma Statements included in this filing are presented in Canadian Dollars and were prepared using Canadian Generally Accepted Accounting Principles (Canadian GAAP). Canadian GAAP is highly similar, but not identical, to U.S. GAAP. For information purposes the following information addendum provides statements which are converted into U.S. Dollars at the exchange rates prevailing at the end of each period. They are provided for information purposes only and were not prepared using U.S. GAAP. These information statements include:


     1.   Balance Sheets - December 31, 1998, 1997 and 1996 (In U.S. Dollars)

     2. Statements of Income and Retained Earnings (Deficit) Years Ended December 31, 1998, 1997 and 1996 (In U.S. Dollars)

     3. Statements of Changes in Financial Position Years Ended December 31, 1998, 1997 and 1996 (In U.S. Dollars)

     4.   Pro-Forma Consolidated Balance Sheet - December 31, 1998 (In U.S.
          Dollars)

     5. Pro-Forma Consolidated Statement of Income and Retained Earnings (Deficit) Year Ended December 31, 1998 (In U.S. Dollars)

     6. Pro-Forma Consolidated Statement of Changes in Financial Position Year Ended December 31, 1998 (In U.S. Dollars)

     7.   Conversion table for Canadian to U.S. Dollar Exchange

(a)  Financial Statements of Business Acquired

1. Independent Auditors' Report pertaining to audit of statements for 1998, 1997 and 1996


                   [LETTERHEAD OF DALE, MATHESON, CARR-HILTON]



                                AUDITORS' REPORT


To the Directors of
Stock Research Group Inc.


We have audited the balance sheets of Stock Research Group Inc. as at December 31, 1998, 1997 and 1996 and the statements of income and retained earnings and changes in financial position for each of the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998, 1997 and 1996 and the results of its operations and changes in its financial position for each of the years then ended in accordance with generally accepted accounting principles applied on a consistent basis with prior years.



                                        /s/ DALE, MATHESON, CARR-HILTON
                                             CHARTERED ACCOUNTANTS


Vancouver, B.C.
February 28, 1999
Except for Note 11 which is
as of April 2, 1999

2.   Balance Sheets for December 31, 1998, 1997 and 1996 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

                BALANCE SHEETS - DECEMBER 31, 1998, 1997 and 1996

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------
                                                      1998      1997      1996
                                                       $         $         $
--------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS

      Cash and cash equivalents                         --      45,325    44,951
      Short term investments (Note 5)                  2,000    40,006     7,471
      Accounts receivable, net                       151,241   177,200    54,486
      Prepaids and other current assets (Note 3)      58,596    10,302     3,172
      Due from related company                          --      56,000      --
                                                     -------   -------   -------
                                                     211,837   328,833   110,080

PROPERTY AND EQUIPMENT, NET (Note 2)                  79,817    77,395    39,488

OTHER ASSETS (Note 3)                                 26,700    27,900    29,100

--------------------------------------------------------------------------------

                                                     318,354   434,128   178,668

================================================================================





APPROVED BY THE DIRECTORS:


/s/ Marcus New           Director
------------------------

/s/ Craig Faulkner       Director
------------------------



                           - See Accompanying Notes -

2.   Balance Sheets for December 31, 1998, 1997 and 1996 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

                BALANCE SHEETS - DECEMBER 31, 1998, 1997 and 1996

                              (IN CANADIAN DOLLARS)



--------------------------------------------------------------------------------
                                                    1998       1997       1996
                                                     $          $          $
--------------------------------------------------------------------------------

                                   LIABILITIES

CURRENT LIABILITIES

      Bank line of credit (Note 7)                 116,050       --         --
      Accounts payable and accrued liabilities     103,383     49,917     27,189
      Deferred revenue                              63,825    116,750     39,975
      Income taxes payable                            --          285     28,918
      Current portion of long-term debt (Note 7)    20,230     20,447       --
                                                  --------   --------   --------
                                                   303,488    187,399     96,082

LONG-TERM DEBT (Note 7)                             31,061     51,891       --

SHAREHOLDER LOANS (Note 9)                          18,471      8,658      2,802
                                                  --------   --------   --------
                                                   353,020    247,948     98,884
                                                  --------   --------   --------

                        STOCKHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (Note 4)                                 134        134        134

RETAINED EARNINGS                                  (34,800)   186,046     79,650
                                                  --------   --------   --------
                                                   (34,666)   186,180     79,784

--------------------------------------------------------------------------------

                                                   318,354    434,128    178,668

================================================================================



                           - See Accompanying Notes -

3. Statements of Income and Retained Earnings (Deficit) - Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

              STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)

                  YEARS ENDED DECEMBER 31, 1998, 1997 and 1996

                              (IN CANADIAN DOLLARS)

---------------------------------------------------------------------------------------
                                                     1998          1997         1996
                                                      $             $            $
---------------------------------------------------------------------------------------
REVENUE

      Revenues                                     1,271,894     1,340,613      423,357
      Cost of revenues                               255,602       190,337       59,618
                                                  ----------    ----------   ----------
         Gross profit                              1,016,292     1,150,276      363,739
                                                  ----------    ----------   ----------

EXPENSES

      Operating expenses:
         Sales and marketing                         394,267       330,917      105,257
         Product development                         174,195       107,264       14,376
         General and administrative                  656,747       577,981      161,081
                                                  ----------    ----------   ----------
                                                   1,225,209     1,016,162      280,714
                                                  ----------    ----------   ----------

INCOME (LOSS) FROM OPERATIONS                       (208,917)      134,114       83,025

OTHER ITEMS, NET (Notes 6)                           (63,543)        3,896       27,022
                                                  ----------    ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                   (272,460)      138,010      110,047

INCOME TAX PROVISION (RECOVERY)                      (51,614)       31,614       28,918
                                                  ----------    ----------   ----------

NET INCOME (LOSS)                                   (220,846)      106,396       81,129

RETAINED EARNINGS (DEFICIT),  beginning of year      186,046        79,650       (1,479)

---------------------------------------------------------------------------------------

RETAINED EARNINGS (DEFICIT), end of year             (34,800)      186,046       79,650

=======================================================================================

---------------------------------------------------------------------------------------

(LOSS) INCOME PER SHARE                                (0.06)         0.03         0.02

=======================================================================================



                           - See Accompanying Notes -

4. Statements of Changes in Financial Position - Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

                   STATEMENTS OF CHANGES IN FINANCIAL POSITION

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                              (IN CANADIAN DOLLARS)


------------------------------------------------------------------------------------------
                                                            1998        1997         1996
                                                             $           $            $
------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
      Net (loss) income                                   (220,846)    106,396      81,129
      Add (deduct) non-cash items:
        Write down of marketable securities                 34,454        --          --
        Amortization                                        24,860      18,860       8,272
                                                          --------    --------    --------
                                                          (161,532)    125,256      89,401
       Net changes in other non-cash operating accounts
        Accounts receivable                                 25,959    (122,714)    (37,921)
        Short term investments                               2,920     (32,535)      2,992
        Prepaid expenses and other current assets          (47,379)    (34,562)     (3,049)
        Accounts payable                                    54,098      22,727      11,686
        Deferred revenue                                   (52,925)     76,775      34,225
                                                          --------    --------    --------
                                                          (178,859)     34,947      97,334
                                                          --------    --------    --------

FINANCING ACTIVITIES
      Advances from shareholders                             9,813       5,856      (6,445)
      Long-term debt                                       (21,047)     72,338        --
                                                          --------    --------    --------
                                                           (11,234)     78,194      (6,445)
                                                          --------    --------    --------

INVESTING ACTIVITIES
      Due to (from) related company                         56,000     (56,000)       --
      Purchase of property and equipment                   (27,282)    (56,767)    (36,446)
                                                          --------    --------    --------
                                                            28,718    (112,767)    (36,446)
                                                          --------    --------    --------


INCREASE (DECREASE) IN CASH                               (161,375)        374      54,443


CASH (DEFICIENCY), beginning of year                        45,325      44,951      (9,492)

------------------------------------------------------------------------------------------

CASH (DEFICIENCY), end of year                            (116,050)     45,325      44,951

==========================================================================================



                           - See Accompanying Notes -

5. Notes To Financial Statements - Years Ended December 31, 1998, 1997 and 1996 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

     a)   Amortization

          Amortization is provided at the following annual rates. (Except in the year of purchase in which the Company uses 1/2 the normal rate):

               Computer equipment                  30% Declining balance
               Office furniture and equipment      20% Declining balance
               Leasehold improvements              20% Straight line

          Amortization policies are reviewed on a regular basis to ensure the carrying value of capital assets is equal to or greater than their net recoverable amount with reference to the present value of future expected cash flows from such assets. Adjustments, if any, to carrying value are recorded in the period of determination of an impairment in value.

     b)   Financial instruments

          The Company's financial instruments consist of accounts receivable, marketable securities, shareholder loans and associated company loans, the fair value of which approximates their carrying value.

     c)   Deferred revenue

          Deferred revenue consists of deposits paid in advance for future services. The company regularly receives deposits for six months to twelve months in respect of future services.

     d)   Measurement uncertainty

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of impairment of assets, useful lives for depreciation and amortization and income taxes. Financial results as determined by actual events could differ from those estimates.

     e)   Risk management

          The Company deals with numerous customers and is not exposed to concentrations of credit or foreign exchange risk.

          The Company is in the process of converting its internal software and data management systems to be year 2000 compliant. Management does not anticipate significant cost or down time resulting from the year 2000 issue.

     e)   Risk management - Cont'd

          The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

     f)   Foreign exchange

          Balance sheet items denominated in U.S. dollars are translated into Canadian dollars at exchange rates prevailing at the balance sheet date for monetary items and at exchange rates in effect at the transaction date for non-monetary items.

          Realized gains and losses from foreign currency transactions are charged to income in the year.

     g)   Research and development costs

          The company expenses all market research and product development costs as incurred.

--------------------------------------------------------------------------------

2.    PROPERTY AND EQUIPMENT

--------------------------------------------------------------------------------

                                                     1998                       1997          1996
                                                      $                          $             $
                                     -----------------------------------       -------       -------
                                                 Accumulated
                                       Cost      Amortization      Net           Net           Net
                                       ----      ------------      ---           ---           ---
Computer equipment                   103,890        43,386        60,504        57,988        28,273
Computer software                       --            --            --            --             264
Office furniture and equipment        27,985         9,167        18,818        19,407        10,951
Leasehold improvements                   550            55           495          --            --
                                     -------       -------       -------       -------       -------

                                     132,425        52,608        79,817        77,395        39,488
                                     =======       =======       =======       =======       =======

(See Note 7)

--------------------------------------------------------------------------------

3.   OTHER ASSETS

--------------------------------------------------------------------------------

     Other assets include a loan to an officer/employee for housing. This loan is repayable over 25 years with interest at current interest rates. The year end outstanding balances of the loan for the past three years are as follows: 1998 - $26,400; 1997 - $27,600; 1996 - $28,800. The current portion of the loan, included in prepaids and other current assets, was $1,200 in each of the past three years.

--------------------------------------------------------------------------------

4.   CAPITAL STOCK

--------------------------------------------------------------------------------

                                                          1998                         1997                           1996
                                                          ----                         ----                           ----
                                                    #              $              #              $              #              $
                                                ---------      ---------      ---------      ---------      ---------      ---------
Authorized
  100,000,000 (1997 and 1996 - 200)

Issued
  Balance, beginning of year                          200            134            200            134            200            134
  Share split (18,300 for 1)                    3,659,800           --        3,659,800           --        3,659,800           --
                                                ---------      ---------      ---------      ---------      ---------      ---------

                                                3,660,000            134      3,660,000            134      3,660,000            134
                                                =========      =========      =========      =========      =========      =========


     During the year the Company's authorized and issued share capital was split 18,300 for 1. Authorized Class A common shares were then increased to 100,000,000 shares.

     (See Note 11)

--------------------------------------------------------------------------------

5.   SHORT TERM INVESTMENTS

--------------------------------------------------------------------------------

     Marketable securities are recorded at lower of cost or market value.


                                             1998           1997           1996
                                              $              $              $
                                            ------         ------         ------

     Cost                                   36,454         40,006          7,471
     Market                                  2,000         40,006         20,280
                                            ------         ------         ------

     Write-down to market                   34,454            NIL            NIL
                                            ======         ======         ======

--------------------------------------------------------------------------------

6.   OTHER ITEMS

--------------------------------------------------------------------------------

                                                     1998       1997      1996
                                                      $          $         $
                                                    -------    -------   -------

Writedown of marketable securities (Note 5)         (34,454)      --        --
Loan loss provision                                 (36,568)      --        --
Gain on sale of marketable securities                 7,479      3,896    27,022
                                                    -------    -------   -------

                                                    (63,543)     3,896    27,022
                                                    =======    =======   =======

--------------------------------------------------------------------------------

7.   LONG-TERM DEBT

--------------------------------------------------------------------------------

                                                              1998     1997     1996
                                                               $        $        $
                                                             ------   ------   ------
Long-term debt consists of two separate bank loans,
each bearing interest at prime plus 1%                       51,291   72,338     --

Less: current portion                                        20,230   20,447     --
                                                             ------   ------   ------

                                                             31,061   51,891     --
                                                             ======   ======   ======

     Loan 1 - Repayable on demand, with monthly payments of $915 including interest, due November 30, 2002.

     Loan 2 - Special term loan secured by a general security agreement on all assets of the company, certain equipment and accounts receivable. The loan is repayable at $1,183 per month including interest.

     Estimated principal payments required in each of the next five years are:

               1999                                         $20,370
               2000                                          10,031
               2001                                           9,603
               2002                                          10,349
               2003                                             938

     The security in Loan 2 above includes the company's line of credit.

--------------------------------------------------------------------------------

8.   LEASE COMMITMENTS

--------------------------------------------------------------------------------

     The Company has entered into lease commitments for office premises. The lease commitments for 1999 and expiry dates are as follows:

                                    Estimated
          Lease                      Lease                       Annual
           #                         Expiry                     Payments
          -----                      ------                     ---------

          1 - Calgary              July, 2000                   $17,050
          2 - Vancouver            January, 2000                 52,413
          3 - Vancouver            January, 2002                 67,680
          4 - Toronto              March, 1999                   13,012

     Annual estimated lease commitments:

                                                                    $
                                                                  -----

          1997                                                   65,864
          1998                                                  106,861
          1999                                                  140,396
          2000                                                   80,573
          2001                                                   67,680
          2002                                                    5,640

--------------------------------------------------------------------------------

9.   RELATED PARTY TRANSACTIONS

--------------------------------------------------------------------------------

     i) By agreement dated August 1, 1999, the company contracted with a previously unrelated company for the provision of comprehensive operational management services. The contract extends for five years and provides for monthly payments of $12,500. The contract includes various termination and renewal clauses. The company can terminate the contract without cause upon thirty days written notice and payment of one year's contract fees.

     ii) Included in accounts payable is an amount of $11,192 due to the contracted company.

     iii) Shareholder   loans  have  no  fixed  terms  of   repayment   and  are
          non-interest bearing.

10.  SUPPLEMENTAL INCOME STATEMENT INFORMATION


     Included in expenses are the following:

                                            1998            1997          1996
                                             $               $             $
                                            ----            ----          ----

     Interest on long-term debt            11,440           5,311          --
     Amortization                          24,860          18,860         8,272

--------------------------------------------------------------------------------

11.  SUBSEQUENT EVENTS

--------------------------------------------------------------------------------

     i) Subsequent to the year end, the company issued 240,000 shares from treasury at a price of $2.50 per share for total cash proceeds of $600,000.

     ii) By a share exchange agreement dated March 11, 1999, the company (S.R.G.) entered into a series of transactions whereby 3,900,000 issued and outstanding shares of S.R.G. were exchanged for 3,900,000 shares of 579818 B.C. Ltd. a Canadian subsidiary of I-Tech Holdings Group Inc. a U.S. N.A.S.D. Bulletin Board listed company.

          The exchanged shares are convertible into shares of the U.S. parent company through a trustee "Stocktrans Inc." who holds the conversion shares of the parent in trust for the company pursuant to a voting and exchange agreement giving the S.R.G. shareholders effective control over I-Tech. The transaction constitutes a reverse takeover for accounting purposes. Under reverse takeover accounting S.R.G. is deemed to be the continuing entity and parent company. The assets, liabilities and operations of S.R.G. are accounted for at historical cost and the number of shares outstanding of the public company, after the transaction, will become the outstanding share capital of the combined entity.

     Neither the exchanged or exchangeable shares have been registered under U.S. Securities Legislation and are restricted from trading until a registration statement under the Securities Act is filed and accepted.

     The registration statement was in process as at April 2, 1999 but was not completed.

     75,000 shares of I-Tech Holdings Group Inc. issued prior to the acquisition became free trading pursuant to a registration filing on March 18, 1999 with Regulatory Authorities.

--------------------------------------------------------------------------------

12. RECONCILIATION OF CANADIAN TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING POLICIES

--------------------------------------------------------------------------------

     These financial statements are prepared using Canadian Generally Accepted Accounting Policies (GAAP) which do not differ materially from United States GAAP principles with respect to the accounting and disclosures in these financial statements except as set out below:

     a) Accounting principles generally accepted in the United States require disclosure of the amount of any allowance for doubtful accounts. Balance sheet items under U.S. GAAP would be as follows:

                                                     December    December    December
                                                     31, 1998    31, 1997    31, 1996
                                                     -------     -------     -------
Accounts receivable                                  243,283     199,242      76,528
Less: allowance for doubtful accounts                 92,042      22,042      22,042
                                                     -------     -------     -------

Accounts receivable as reported in accordance
with Canadian GAAP                                   151,241     177,200      54,486
                                                     =======     =======     =======

     b) An analysis of doubtful accounts pursuant to Schedule II Regulation S-X is as follows:

                                         Balance of       Expense       Written-off       Balance of
                                        beginning of      during          during            end of
                                           period         period          period            period
                                              $              $               $                 $
                                        ------------      -------       -----------       ----------
Year ended December 31, 1998               22,042          86,670          16,670           92,042
Year ended December 31, 1997               22,042         115,518         115,518           22,042
Year ended December 31, 1996                 --            31,116           9,074           22,042

     c) Under U.S. GAAP the statement of changes in financial position is presented as a statement of cash flows. Under a cash flow format, changes in balance sheet accounts, which are netted for Canadian GAAP presentation, are shown as gross amounts in U.S. GAAP format. No reconciliation is provided for these accounts.

          Under U.S. GAAP significant non-cash transactions are excluded from the statement of changes in financial position and are shown as supplemental information.

(b)  Pro forma Financial Statements

     The Pro forma financial statements for the period ending December 31, 1998 are filed by this amendment. These statements include:

1.   Compilation Report regarding Pro-Forma Consolidated Statements



                   [LETTERHEAD OF DALE, MATHESON, CARR-HILTON]



                               COMPILATION REPORT
                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



To the Directors of STOCK RESEARCH GROUP INC.


We have reviewed, as to compilation only, the accompanying pro-forma consolidated balance sheet of Stock Research Group Inc. as at December 31, 1998 and the pro-forma consolidated statement of income and retained earnings and changes in financial position for the year then ended.

In our opinion, the pro-forma consolidated balance sheet and pro-forma consolidated statements of income and retained earnings and changes in financial position have been properly compiled to give effect to the proposed transaction and the assumptions described in Note 1 to these financial statements.



                                        /s/ DALE, MATHESON, CARR-HILTON
                                             CHARTERED ACCOUNTANTS

Vancouver, B.C.
April 2, 1999

2.   Pro-Forma Consolidated Balance Sheet - December 31, 1998 (In Canadian
     Dollars)


                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------
                                                                 1998      1997
                                                                  $         $
--------------------------------------------------------------------------------


                                     ASSETS

CURRENT ASSETS

     Cash and cash equivalents                                   3,272    45,325
     Cash deemed received for share issuances (Note 1(b)(vi))  600,750      --
     Short term investments (Note 6)                             2,000    40,006
     Accounts receivable, net                                  151,241   177,200
     Prepaids and other current assets (Note 4)                 58,596    10,302
     Due from related company                                     --      56,000
                                                               -------   -------
                                                               815,859   328,833

PROPERTY AND EQUIPMENT, NET (Note 3)                            79,817    77,395

OTHER ASSETS (Note 4)                                           26,700    27,900

--------------------------------------------------------------------------------

                                                               922,376   434,128

================================================================================




APPROVED BY THE DIRECTORS:


/s/ Marcus New           Director
-----------------------

/s/ Craig Faulkner       Director
-----------------------



                           - See Accompanying Notes -

2.   Pro-Forma Consolidated Balance Sheet - December 31, 1998 (In Canadian
     Dollars)


                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------
                                                             1998          1997
                                                              $             $
--------------------------------------------------------------------------------


                                   LIABILITIES

CURRENT LIABILITIES

      Bank line of credit (Note 8)                         116,050          --
      Accounts payable and accrued liabilities             105,983        49,917
      Deferred revenue                                      63,825       116,750
      Income taxes payable                                    --             285
      Current portion of long-term debt (Note 8)            20,230        20,447
                                                        ----------    ----------
                                                           306,088       187,399

LONG-TERM DEBT (Note 8)                                     31,061        51,891

SHAREHOLDER LOANS (Note 10)                                 18,471         8,658
                                                        ----------    ----------
                                                           355,620       247,948
                                                        ----------    ----------


                              STOCKHOLDERS' EQUITY

CAPITAL STOCK (Note 5)                                   4,113,224           134

ACQUISITION ADJUSTMENT (Note 1)                         (3,505,557)         --
                                                        ----------    ----------
                                                           607,667           134

DEFICIT                                                    (40,911)      186,046
                                                        ----------    ----------
                                                           566,756       186,180

--------------------------------------------------------------------------------

                                                           922,376       434,128

================================================================================


                           - See Accompanying Notes -

3.   Pro-Forma Consolidated Statement of Income and Retained Earnings (Deficit)
     - Year Ended December 31, 1998 (In Canadian Dollars)



                            STOCK RESEARCH GROUP INC.

   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------
                                                        1998             1997
                                                         $                $
--------------------------------------------------------------------------------

REVENUE

      Revenues                                        1,272,394        1,340,613
      Cost of revenues                                  255,602          190,337
                                                     ----------       ----------
          Gross profit                                1,016,792        1,150,276
                                                     ----------       ----------

EXPENSES

      Operating expenses:
         Sales and marketing                            394,267          330,917
         Product development                            174,195          107,264
         General and administrative                     663,358          577,981
                                                     ----------       ----------
                                                      1,231,820        1,016,162

INCOME (LOSS) BEFORE OTHER ITEMS                       (215,028)         134,114

OTHER ITEMS, NET (Notes 7)                              (63,543)           3,896
                                                     ----------       ----------

INCOME (LOSS) BEFORE INCOME TAXES                      (278,571)         138,010

INCOME TAX PROVISION (RECOVERY)                         (51,614)          31,614
                                                     ----------       ----------

NET INCOME (LOSS)                                      (226,957)         106,396

RETAINED EARNINGS,  beginning of year                   186,046           79,650

--------------------------------------------------------------------------------

DEFICIT, end of year                                    (40,911)         186,046

================================================================================

--------------------------------------------------------------------------------

EARNINGS (LOSS) PER SHARE                                 (0.03)            0.02

================================================================================



                           - See Accompanying Notes -

4. Pro-Forma Consolidated Statement of Changes in Financial Position - Year Ended December 31, 1998 (In Canadian Dollars)


----------------------------------------------------------------------------------------
                                                                     1998         1997
                                                                      $            $
----------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
      Net income (loss)                                            (226,957)    106,396
      Add (deduct) non-cash items:
        Write down of marketable securities                          34,454        --
        Amortization                                                 24,860      18,860
                                                                   --------    --------
                                                                   (167,643)    125,256
                                                                   --------    --------
       Net changes in other non-cash operating accounts
        Accounts receivable                                          25,959    (122,714)
        Short term investments                                        2,920     (32,535)
        Prepaid expenses and other current assts                    (47,379)    (34,562)
        Accounts payable                                             56,698      22,727
        Deferred revenue                                            (52,925)     76,775
                                                                   --------    --------
                                                                   (182,370)     34,947
                                                                   --------    --------

FINANCING ACTIVITIES
      Advances from shareholders                                      9,813       5,856
      Long-term debt                                                (21,047)     72,338
      Share issue for acquisition, net of acquisition adjustment      6,783        --
      Share issue deemed received (Note 1(b)(vi))                   600,000        --
                                                                   --------    --------
                                                                    595,549      78,194
                                                                   --------    --------

INVESTING ACTIVITIES
      Due to (from) related company                                  56,000     (56,000)
      Purchase of property and equipment                            (27,282)    (56,767)
                                                                   --------    --------
                                                                     28,718    (112,767)
                                                                   --------    --------

INCREASE IN CASH                                                    441,897         374

CASH, beginning of year                                              45,325      44,951

----------------------------------------------------------------------------------------

CASH, end of year                                                   487,222      45,325

========================================================================================

REPRESENTED BY:
      Cash                                                            3,272      45,325
      Cash deemed received for share issuance (Note 1(b)(vi))       600,000        --
      Bank indebtedness                                            (116,050)       --

----------------------------------------------------------------------------------------

                                                                    487,222      45,325

========================================================================================




                           - See Accompanying Notes -

5. Notes To Consolidated Financial Statements - Year Ended December 31, 1998 (In Canadian Dollars)


                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

--------------------------------------------------------------------------------

     Under a share exchange agreement which became effective March 11, 1999, the Company acquired all of the issued and outstanding shares of 579818 B.C. Ltd., a newly incorporated Canadian subsidiary of I-Tech Holdings Group Inc. ("I-Tech"), a N.A.S.D. Bulletin Board listed company.

     These pro-forma consolidated financial statements reflect the combination of Stock Research Group Inc. and I-Tech Holdings Group Inc., on a pro-forma basis as if the share exchange had occurred on January 1, 1998.

     The shares of the Canadian company are exchangeable for shares of the U.S. parent company. The agreement provides for effective control of the U.S. parent to pass to the shareholders of Stock Research Group Inc. ("SRG").

     The share exchange is treated as a reverse takeover by Stock Research Group Inc. Accordingly Stock Research Group Inc. is deemed to be the acquirer and continuing entity.

     These pro-forma financial statements are prepared using the purchase method of business combination with Stock Research Group Inc. being the deemed parent under reverse-takeover accounting. These pro-forma financial statements reflect the consolidation as if Stock Research Group Inc. had acquired I-Tech Holdings Group Inc. on January 1, 1998.

     a) The application of reverse takeover accounting to these pro-forma consolidated financial statements results in the following:

          i) The pro-forma financial statements are issued under the name of Stock Research Group Inc., as a continuation of the financial statements of SRG.

          ii) As SRG is deemed to be the acquirer for accounting purposes, its assets and liabilities are included in the pro-forma consolidated financial statements of the continuing entity at their historical carrying value.

          iii) The number and class of outstanding shares reported are those of I-Tech Holdings Group Inc., after giving effect to the transaction, while the dollar amounts of share capital and deficit are those of SRG.

          iv) The comparative figures reported are those of SRG, the continuing entity.

          v) The results of operations of I-Tech Holdings Inc. are included from January 1, 1998 in these pro-forma consolidated financial statements.

     b) Assumptions used in preparing these pro-forma consoldiated financial statements are as follows:

          i) Changes to authorized capital of each of the entities had been completed as at January 1, 1998.

          ii) A share split of I-Tech shares of 1.5 shares for 1 as provided in the agreement is deemed to have occurred at January 1, 1998.

          iii) A share split of S.R.G. shares of 18,300 for 1 is deemed to have occurred on January 1, 1998 with retroactive effect to 1997 for comparative purposes.

          iv) The deemed consideration for the acquisition of I-Tech Holdings Group Inc. has been measured at $3,513,090 Cdn. being the diluted value of the shares issued by S.R.G. to the shareholders of I-Tech.

          v) 450,000 I-Tech preference shares outstanding were cancelled as required in the share exchange agreement, effective as at January 1, 1997.

          vi) 240,000 shares of S.R.G. issued subsequent to December 31, 1998 at a cash price of $2.50 per share are deemed to be issued as at January 1, 1998. 75,000 shares of I-Tech were issued subsequent to December 31, 1998 but prior to the acquisition, for cash proceeds of $750. The total cash proceeds of $600,750 have been included as a deemed asset at the balance sheet date.

                  The cost of the acquisition is allocated as follows:

                                                                           $
                                                                      ----------
          Cost of acquisition
               Issuance of 3,660,000 common shares                    3,513,090

          Net identifiable assets acquired
               Cash8,633
               Accounts payable                                          (1,100)
                                                                      ----------
                                                                          7,533
                                                                      ----------

          Excess purchase price (acquisition adjustment)              3,505,557

          Less: adjustment for shares of S.R.G. issued
          subsequent to year end included in exchange
          of 240,000 shares                                             600,000
                                                                     ----------

                                                                      2,905,557
                                                                     ==========

          The excess purchase price represents the cost of acquiring the N.A.S.D. Bulletin Board listing and access to capital markets. A reliable basis of value is not available, no goodwill component has been recorded for this transaction. The excess amount has been reported as an acquisition adjustment as a separate component reducing shareholders' equity.

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

     a)   Amortization

          Amortization is provided at the following annual rates. (Except in the year of purchase in which the Company uses 1/2 the normal rate):

               Computer equipment                      30% Declining balance
               Office furniture and equipment          20% Declining balance
               Leasehold improvements                  20% Straight line

     b)   Financial instruments

          The Company's financial instruments consist of accounts receivable, marketable securities, shareholder loans and associated company loans, the fair value of which approximates their carrying value.

     c)   Deferred revenue

          Deferred revenue consists of deposits paid in advance for future services. The company regularly receives deposits for six months to twelve months in respect of future services.

     d)   Measurement uncertainty

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of impairment of assets, useful lives for depreciation and amortization and income taxes. Financial results as determined by actual events could differ from those estimates.

     e)   Risk management

          The Company deals with numerous customers and is not exposed to concentrations of credit or foreign exchange risk.

          The Company is in the process of converting its internal software and data management systems to be year 2000 compliant. Management does not anticipate significant cost or down time resulting from the year 2000 issue.

     f)   Uncertainty due to the Year 2000 Issue

          The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

     g)   Foreign exchange

          Balance sheet items denominated in U.S. dollars are translated into Canadian dollars at exchange rates prevailing at the balance sheet date for monetary items and at exchange rates in effect at the transaction date for non-monetary items.

          Realized gains and losses from foreign currency transactions are charged to income in the year.

     h)   Research and development costs

          The company expenses all market research and product development costs as incurred.

--------------------------------------------------------------------------------

3.   PROPERTY AND EQUIPMENT

--------------------------------------------------------------------------------

                                                      1998                      1997
                                                       $                         $
                                        ---------------------------------      -------
                                                  Accumulated
                                         Cost     Amortization      Net          Net
                                        -------   ------------    -------      -------
Computer equipment                      103,890       43,386       60,504       57,988
Office furniture and equipment           27,985        9,167       18,818       19,407
Leasehold improvements                      550           55          495         --
                                        -------      -------      -------      -------

                                        132,425       52,608       79,817       77,395
                                        =======      =======      =======      =======

(Note 8)

--------------------------------------------------------------------------------

4.   OTHER ASSETS

--------------------------------------------------------------------------------

     Other assets include a loan to an officer/employee for housing. This loan is repayable over 25 years with interest at current interest rates. The year end outstanding balances of the loan for the past three years are as follows: 1998: 1998- $26,400; 1997 - $27,600; 1996 - $28,800. The current portion of the loan, included in prepaids and other current assets, was $1,200 in each of the past three years.

--------------------------------------------------------------------------------

5.   CAPITAL STOCK

--------------------------------------------------------------------------------

                                                       1998                    1997
                                              ---------------------   ---------------------
                                                # of                    # of
                                               Shares         $        Shares         $
                                              ---------   ---------   ---------   ---------
Issued:
         Balance, beginning of year           2,080,000         134   2,080,000         134
         Adjusted for split 1.5 for 1         1,040,000        --     1,040,000        --
                                              ---------   ---------   ---------   ---------
Issued during year for:                       3,120,000         134   3,120,000         134
         I-Tech Holdings Group Inc.              75,000        --          --          --
         S.R.G shareholders re: acquisition   3,660,000   3,513,090        --          --
Issued for cash                                 240,000     600,000        --          --
                                              ---------   ---------   ---------   ---------

                                              7,095,000   4,113,224   3,120,000         134
                                              =========   =========   =========   =========

(See Note 1(b))

--------------------------------------------------------------------------------

6.   SHORT TERM INVESTMENTS

--------------------------------------------------------------------------------

     Marketable securities are recorded at lower of cost or market value.

                                                         1998              1997
                                                          $                 $
                                                        ------            ------

               Cost                                     36,454            40,006
               Market                                    2,000            40,006
                                                        ------            ------

               Write-down to market                     34,454              --
                                                        ======            ======

--------------------------------------------------------------------------------

7.   OTHER ITEMS

--------------------------------------------------------------------------------

                                                            1998          1997
                                                             $             $
                                                           -------       -------

     Writedown of marketable securities (Note 6)           (34,454)         --
     Loan loss provision                                   (36,568)         --
     Gain on sale of marketable securities                   7,479         3,896
                                                           -------       -------

                                                           (63,543)        3,896
                                                           =======       =======

--------------------------------------------------------------------------------

8.   LONG-TERM DEBT

--------------------------------------------------------------------------------

                                                            1998          1997
                                                             $             $
                                                           -------       -------
     Long-term debt consists of two separate bank loans
     of $46,976 and $25,362 each bearing interest at
     prime plus 1%.                                         51,291        72,338

     Less: current portion                                  20,230        20,447
                                                            ------        ------

                                                            31,061        51,891
                                                            ======        ======

     Loan 1 - Repayable on demand, with monthly payments of $915 including interest due November 30, 2002.

     Loan 2 - Special term loan secured by a general security agreement on all assets of the company, certain equipment and accounts receivable. The loan is repayable at $1,183 per month including interest.

     Estimated principal payments required in each of the next five years are:

          1999                                                         $20,370
          2000                                                          10,031
          2001                                                           9,603
          2002                                                          10,349
          2003                                                             938

     The security in Loan 2 above includes the company's line of credit.

--------------------------------------------------------------------------------

9.   LEASE COMMITMENTS

--------------------------------------------------------------------------------

     The Company has entered into lease commitments for office premises. The lease commitments and expiry dates are as follows:

                                                                  Estimated
     Lease                                Lease                    Annual
       #                                 Expiry                   Payments
     -----                               ------                   ---------

     1 - Calgary                      July, 2000                   $17,050
     2 - Vancouver                    January, 2000                 52,413
     3 - Vancouver                    January, 2002                 67,680
     4 - Toronto                      March, 1999                   13,012

     Annual estimated lease commitments:

                                                                     $
                                                                  -------

          1999                                                    140,396
          2000                                                     80,573
          2001                                                     67,680
          2002                                                      5,640

--------------------------------------------------------------------------------

10.  RELATED PARTY TRANSACTIONS

--------------------------------------------------------------------------------

     i) By agreement dated August 1, 1999, the company contracted with a previously unrelated company for the provision of comprehensive operational management services. The contract extends for five years and provides for monthly payments of $12,500. The contract includes various termination and renewal clauses. The company can terminate the contract without cause upon thirty days written notice and payment of one year's contract fees.

     ii) Included in accounts payable is an amount of $11,192 due to the contracted company.

     iii) Shareholder loans are non-interest bearing and have no fixed terms of repayment.

--------------------------------------------------------------------------------

11.  SUPPLEMENTAL INCOME STATEMENT INFORMATION

--------------------------------------------------------------------------------


     Included in expenses are the following:

                                                           1998            1997
                                                            $               $
                                                          ------          ------

     Interest on long term debt                           11,440           5,311
     Amortization                                         24,860          18,860

(c)  Information addendum

     The Financial Statements and Pro-Forma Statements included in this filing are presented in Canadian Dollars and were prepared using Canadian Generally Accepted Accounting Principles (Canadian GAAP). Canadian GAAP is highly similar, but not identical, to U.S. GAAP. For information purposes the following information addendum provides statements which are converted into U.S. Dollars at the exchange rates prevailing at the end of each period. They are provided for information purposes only and were not prepared using U.S. GAAP. These information statements include:


1.   Balance Sheets - December 31, 1998, 1997 and 1996 (In U.S. Dollars)


                            STOCK RESEARCH GROUP INC.

                BALANCE SHEETS - DECEMBER 31, 1998, 1997 and 1996

                                (IN U.S. DOLLARS)


--------------------------------------------------------------------------------
                                                   1998        1997       1996
                                                    $           $          $
--------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS

      Cash and cash equivalents                      --        32,742     32,965
      Short term investments                        1,349      28,900      5,479
      Accounts receivable, net                    101,976     128,007     39,957
      Prepaids and other current assets            39,509       7,442      2,326
      Due from related company                       --        40,454       --
                                                 --------    --------   --------
                                                  142,834     237,545     80,727

PROPERTY AND EQUIPMENT, NET                        53,818      55,909     28,959

OTHER ASSETS                                       18,002      20,154     21,341

--------------------------------------------------------------------------------

                                                  214,654     313,608    131,027

================================================================================

                                   LIABILITIES

CURRENT LIABILITIES

      Bank line of credit                          78,248        --         --
      Accounts payable and accrued liabilities     69,708      36,059     19,939
      Deferred revenue                             43,035      84,339     29,316
      Income taxes payable                           --           206     21,207
      Current portion of long-term debt            13,640      14,771       --
                                                 --------    --------   --------
                                                  204,631     135,375     70,462

LONG-TERM DEBT                                     20,943      37,485       --

SHAREHOLDER LOANS                                  12,454       6,254      2,055
                                                 --------    --------   --------
                                                  238,028     179,114     72,517
                                                 --------    --------   --------

                        STOCKHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (Note 4)                                 90          97         98

RETAINED EARNINGS                                 (23,464)    134,397     58,412
                                                 --------    --------   --------
                                                  (23,374)    134,494     58,510

--------------------------------------------------------------------------------

                                                  214,654     313,608    131,027

================================================================================

2. Statements of Income and Retained Earnings (Deficit) - Years Ended December 31, 1998, 1997 and 1996 (In U.S. Dollars)



                            STOCK RESEARCH GROUP INC.

              STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)

                  YEARS ENDED DECEMBER 31, 1998, 1997 and 1996

                                (IN U.S. DOLLARS)


----------------------------------------------------------------------------------
                                                    1998        1997        1996
                                                     $           $           $
----------------------------------------------------------------------------------
REVENUE

      Revenues                                     857,592     968,441     310,470
      Cost of revenues                             172,343     137,497      43,721
                                                  --------    --------    --------
                                                   685,249     830,944     266,749
                                                  --------    --------    --------

EXPENSES

      Operating expenses:
         Sales and marketing                       265,840     239,050      77,190
         Product development                       117,454      77,486      10,543
         General and administrative                442,820     417,526     118,129
                                                  --------    --------    --------
                                                   826,114     734,062     205,862
                                                  --------    --------    --------

INCOME (LOSS) FROM OPERATIONS                     (140,865)     96,882      60,887

OTHER ITEMS, NET                                   (42,845)      2,815      19,816
                                                  --------    --------    --------

INCOME (LOSS) BEFORE INCOME TAXES                 (183,710)     99,697      80,703

INCOME TAX PROVISION (RECOVERY)                    (34,802)     22,838      21,207
                                                  --------    --------    --------

NET INCOME (LOSS)                                 (148,908)     76,859      59,496

RETAINED EARNINGS (DEFICIT),  beginning of year    134,397      58,412      (1,084)

FOREIGN CURRENCY FLUCTUATION
      RETAINED EARNINGS (DEFICIT), NET              (8,953)       (874)       --
                                                  --------    --------    --------
                                                   125,444      57,538      (1,084)

----------------------------------------------------------------------------------

RETAINED EARNINGS (DEFICIT), end of year           (23,464)    134,397      58,412

==================================================================================

3. Statements of Changes in Financial Position - Years Ended December 31, 1998, 1997 and 1996 (In U.S. Dollars)


                            STOCK RESEARCH GROUP INC.

                   STATEMENTS OF CHANGES IN FINANCIAL POSITION

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                (IN U.S. DOLLARS)


------------------------------------------------------------------------------------------
                                                            1998        1997        1996
                                                             $           $           $
------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
      Net (loss) income                                   (148,908)     76,859      59,496
      Add (deduct) non-cash items:
        Write down of marketable securities                 23,231        --          --
        Amortization                                        16,762      13,624       6,066
                                                          --------    --------    --------
                                                          (108,915)     90,483      65,562
       Net changes in other non-cash operating accounts
        Accounts receivable                                 17,503     (88,647)    (27,809)
        Short term investments                               1,969     (23,503)      2,194
        Prepaid expenses and other current assets          (31,946)    (24,967)     (2,236)
        Accounts payable                                    36,476      16,418       8,570
        Deferred revenue                                   (35,685)     55,461      25,099
                                                          --------    --------    --------
                                                          (120,598)     25,245      71,380
                                                          --------    --------    --------

FINANCING ACTIVITIES
      Advances from shareholders                             6,616       4,230      (4,726)
      Long-term debt                                       (14,191)     52,256        --
                                                          --------    --------    --------
                                                            (7,575)     56,486      (4,726)
                                                          --------    --------    --------

INVESTING ACTIVITIES
      Due to (from) related company                         37,759     (40,453)       --
      Purchase of capital assets                           (18,395)    (41,008)    (26,728)
                                                          --------    --------    --------
                                                            19,364     (81,461)    (26,728)
                                                          --------    --------    --------


INCREASE (DECREASE) IN CASH                               (108,809)        270      39,926


CASH (DEFICIENCY), beginning of year                        32,742      32,965      (6,961)

FOREIGN CURRENCY ADJUSTMENT                                 (2,181)       (493)       --
                                                          --------    --------    --------
                                                            30,561      32,472      (6,961)

------------------------------------------------------------------------------------------

CASH (DEFICIENCY), end of year                             (78,248)     32,742      32,965

==========================================================================================

4.   Pro-Forma Consolidated Balance Sheet - December 31, 1998 (In U.S. Dollars)


                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

                                (IN U.S. DOLLARS)


--------------------------------------------------------------------------------
                                                             1998          1997
                                                              $             $
--------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS

      Cash and cash equivalents                              2,206        32,742
      Cash deemed received for share issuance              404,558          --
      Short term investments                                 1,349        28,900
      Accounts receivable, net                             101,976       128,007
      Prepaids and other current assets                     39,509         7,442
      Due from related company                                --          40,454
                                                        ----------    ----------
                                                           549,598       237,545

PROPERTY AND EQUIPMENT, NET                                 53,818        55,909

OTHER ASSETS                                                18,003        20,154

--------------------------------------------------------------------------------

                                                           621,419       313,608

================================================================================

                                   LIABILITIES

CURRENT LIABILITIES

      Bank line of credit                                   78,248          --
      Accounts payable and accrued liabilities              71,460        36,059
      Deferred revenue                                      43,036        84,339
      Income taxes payable                                    --             206
      Current portion of long-term debt                     13,640        14,771
                                                        ----------    ----------
                                                           206,384       135,375

LONG-TERM DEBT                                              20,944        37,485

SHAREHOLDER LOANS                                           12,454         6,254
                                                        ----------    ----------
                                                           239,782       179,114
                                                        ----------    ----------
                              STOCKHOLDERS' EQUITY

CAPITAL STOCK (Note 5)                                   2,772,891            97

ACQUISITION ADJUSTMENT (Note 1)                         (2,363,669)         --
                                                        ----------    ----------
                                                           409,222            97

DEFICIT                                                    (27,585)      134,397
                                                        ----------    ----------
                                                           381,637       134,494

--------------------------------------------------------------------------------

                                                           621,419       313,608

================================================================================

5.   Pro-Forma Consolidated Statement of Income and Retained Earnings (Deficit)
     - Year Ended December 31, 1998 (In U.S. Dollars)


                            STOCK RESEARCH GROUP INC.

   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1998

                                (IN U.S. DOLLARS)


--------------------------------------------------------------------------------
                                                           1998            1997
                                                            $               $
--------------------------------------------------------------------------------

REVENUE

      Revenues                                           857,929         968,441
      Cost of revenues                                   172,343         137,497
                                                        --------        --------
                                                         685,586         830,944
                                                        --------        --------

EXPENSES

      Operating expenses:
         Sales and marketing                             265,840         239,050
         Product development                             117,453          77,486
         General and administrative                      447,278         417,526
                                                        --------        --------
                                                         830,571         734,062
                                                        --------        --------

INCOME (LOSS) BEFORE OTHER ITEMS                        (144,985)         96,882

OTHER ITEMS, NET                                         (42,845)          2,815
                                                        --------        --------

INCOME (LOSS) BEFORE INCOME TAXES                       (187,830)         99,697

INCOME TAX PROVISION (RECOVERY)                          (34,801)         22,838
                                                        --------        --------

NET INCOME (LOSS)                                       (153,029)         76,859

RETAINED EARNINGS,  beginning of year                    134,397          57,538

FOREIGN CURRENCY FLUCTUATION
      RETAINED EARNINGS, NET                              (8,953)           --
                                                        --------        --------
                                                         125,444          57,538

--------------------------------------------------------------------------------

DEFICIT, end of year                                     (27,585)        134,397

================================================================================

6. Pro-Forma Consolidated Statement of Changes in Financial Position - Year Ended December 31, 1998 (In U.S. Dollars)


                            STOCK RESEARCH GROUP INC.

        PRO-FORMA CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

                          YEAR ENDED DECEMBER 31, 1998

                                (IN U.S. DOLLARS)


---------------------------------------------------------------------------------------
                                                                     1998        1997
                                                                      $           $
---------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
      Net income (loss)                                           (153,029)     76,859
      Add (deduct) non-cash items:
        Write down of marketable securities                         23,231        --
        Amortization                                                16,762      13,624
                                                                  --------    --------
                                                                  (113,036)     90,483
       Net changes in other non-cash operating accounts
        Accounts receivable                                         17,503     (88,647)
        Short term investments                                       1,969     (23,503)
        Prepaid expenses and other current assts                   (31,946)    (24,967)
        Accounts payable                                            38,229      16,418
        Deferred revenue                                           (35,685)     55,461
                                                                  --------    --------
                                                                  (122,966)     25,245
                                                                  --------    --------

FINANCING ACTIVITIES
      Advances from shareholders                                     6,617       4,230
      Long-term debt                                               (14,191)     52,256
      Share issue for acquisition net of acquisition adjustment      4,574        --
      Share issue deemed received (Note 1(b)(vi))                  404,558        --
                                                                  --------    --------
                                                                   401,558      56,486
                                                                  --------    --------

INVESTING ACTIVITIES
      Due to (from) related company                                 37,758     (40,453)
      Purchase of capital assets                                   (18,395)    (41,008)
                                                                  --------    --------
                                                                    19,363     (81,461)
                                                                  --------    --------

INCREASE IN CASH                                                   297,955         270

CASH, beginning of year                                             32,742      32,472

FOREIGN CURRENCY ADJUSTMENT                                         (2,181)       --
                                                                  --------    --------
                                                                    30,561      32,472

---------------------------------------------------------------------------------------

CASH, end of year                                                  328,516      32,742

=======================================================================================

REPRESENTED BY:
      Cash                                                           2,206      32,742
      Cash deemed received for share issuance (Note 1(b)(vi))      404,558        --
      Bank indebtedness                                            (78,248)       --

---------------------------------------------------------------------------------------

                                                                   328,516      32,742

=======================================================================================

                                    Value of Canadian
                                         Dollar
            Date                    in U.S. Dollars
     -----------------              --------------

     December 31, 1998                  0.6743

     December 31, 1997                  0.7224

     December 31, 1996                  0.7334

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.


                                        Stockgroup.com Holdings, Inc.
                                        ------------------------------------
                                                    (Registrant)



Dated: May 7, 1999                      By: "/S/ MARCUS NEW"
                                        ------------------------------------
                                        Marcus New, Chief Executive Officer